UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 18, 2003



                                 INDIGINET, INC.
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


                 0-32333                             65-0972865
         (Commission File Number)         (IRS Employer Identification No.)

     5000 BIRCH STREET, SUITE 3000, NEWPORT BEACH,
                     CALIFORNIA                               92660
            (principal executive offices)                   (Zip Code)


                                 (949) 476-3711
              (Registrant's telephone number, including area code)


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ITEM 4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     On November 18, 2003, Stark Winter Schenklein & Co., LLP ("Stark Winter"), the registrant's independent auditors, notified the registrant that they intend to resign from the client-auditor relationship with the registrant. As of the date of this Report, the auditors have not furnished to the registrant a formal notification of their resignation or the reasons for the resignation. Upon receipt of such notification from the independent auditors, the registrant will promptly amend this Report, as is required by the applicable regulations of the Commission.

     Stark Winter's reports on the registrant's financial statements for the years ended December 31, 2001 and December 31, 2002 and the interim period through November 18, 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Stark Winter's report included in the Company's Form 10-KSB for the year ended December 21, 2001 contained a paragraph regarding Company's ability to continue as a going concern being contingent upon its ability to secure financing, attain profitable operations, and remain competitive in the environment in which the Company operates. In addition, Stark Winter's report included in the Company's Form 10-KSB for the year ended December 31, 2002 expressed doubt about the Company's ability to continue as a going concern.

     The decision to change accountants was not approved or recommended by the registrant's Board of Directors.

     During the two most recent fiscal years and any subsequent interim period through November 18, 2003 there have not been any disagreements between the registrant and Stark Winter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stark Winter, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

     Regulation S-K Item 304(a)(1)(v) is not applicable to this Report.

     The registrant has not engaged new independent auditors as of the date of this Report.

     The registrant has provided the former auditors with a copy of this Report before its filing with the Commission. The registrant has requested the former auditors to furnish the registrant with a letter addressed to the Commission stating whether they agree with the statements made by the registrant in this Report and, if not, stating the respects in which they do not agree. Upon receipt of such letter from Stark Winter, the registrant will file the letter as an exhibit to an amendment to this Report.

ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)    Financial  Statements.
            ----------------------

     None.

     (b)    Exhibits.
            --------

     None.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2003

                                               INDIGINET, INC.


                                               By  /s/ Mark Ellis
                                                 ----------------
                                                 Mark Ellis, President


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